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                                  EXHIBIT 10.14

                      CANADIAN RAINFOREST RESTAURANTS, INC.
                                 Lease Abstract

1.     PROJECT           Scarborough Shopping Centre, Scarborough,
                         Ontario

2.     TENANT            Canadian Rainforest Restaurants, Inc.

3.     STORE AREA        Unspecified Gross Leaseable Area of not less
                         than 20,000 square feet

4.     TRADE NAME        Rainforest Cafe

5.     USE               For the operation of a traditional
                         "Rainforest Cafe" restaurant

6.     TERM              15 years

7.     TERM START
         DATE            January 1, 1999

8.     TERM EXPIRY
         DATE            December 31, 2013

9.     GROSS RENT        CDN $53.64 per sq ft of the exact Gross Leaseable
                         Area of the store

10.    EXTENSION         First Extension Term: 5 years
       PERIODS           Second Extension Term: 5 years

11.    PERCENTAGE        5.00% of Gross Revenue, less the aggregate of
       RENT              the Artificial Gross Rent and the amount of Realty
                         Taxes (other than any Initial Business Tax Component)
                         Payable by tenant under section 3.3, all as provided under section 3.2. For the purpose of this key data item 11 and section 3.2, the "Artificial Gross Rent
                         "means $33.00 per square foot per annum of the Gross
                         Leaseable Area of the Store.

12.    PREPAID RENT      Nil

13.    SECURITY          Nil
       DEPOSIT


ELEPHANT & CASTLE INTERNATIONAL, INC.                    5 GTM/LEH/JAW 042199
ALAMO GRILL  FRANCHISE AGREEMENT                                     475250.5
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14.    INITIAL PRO-      Nil
       MOTION CHARGE

15.    FIXTURING         180 Days
         PERIOD

16.    LANDLORD          c/o 20 Vic Management Inc., 20 Victoria Street,
         ADDRESS         Suite 900, Toronto, Ontario, M5C 2N8

17.    GUARANTOR         None

18.    PROPERTY          20 Vic Management Inc.
       MANAGER

19.    LANDLORD TENANT
       ALLOWANCE         CDN $2,000,000


ELEPHANT & CASTLE INTERNATIONAL, INC.                    5 GTM/LEH/JAW 042199
ALAMO GRILL  FRANCHISE AGREEMENT                                     475250.5